---------------------------------------
CASE  NAME:  NTELOS Inc. et al.                                    ACCRUAL BASIS
---------------------------------------
CASE  NUMBER:  03-32094-DOT
---------------------------------------
JUDGE:
---------------------------------------


                         UNITED STATES BANKRUPTCY COURT



                          Eastern District of Virginia

                     _______________ DIVISION_______________

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: July 31, 2003



     IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I
  DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY
OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-6) AND THE ACCOMPANYING
ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT
AND COMPLETE [1]. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS
          BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE



RESPONSIBLE  PARTY:
/s/ Michael B. Moneymaker                              Executive VP & Chief Financial Officer
--------------------------------------------           --------------------------------------
ORIGINAL  SIGNATURE  OF  RESPONSIBLE  PARTY                             TITLE

Michael B. Moneymaker                                              August 29, 2003
--------------------------------------------           --------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                                       DATE



PREPARER:


--------------------------------------------           --------------------------------------
ORIGINAL  SIGNATURE  OF  PREPARER                                       TITLE


--------------------------------------------           --------------------------------------
PRINTED NAME OF PREPARER                                                DATE




                           Chapter 11 Filings
                           Ntelos Inc., et al

Note that the attached monthly operating report for NTELOS Inc. and its Subsidiaries is on a consolidated basis. These Subsidiaries are indicated below along with the corresponding case numbers.


          Case No.                         Debtor
         ------------    --------------------------------------------

   1     03-32115        Botetourt Leasing, Inc.
   2     03-32111        NA Communications, Inc.
   3     03-32105        NTELOS Cable Inc.
   4     03-32099        NTELOS Cable of Virginia Inc.
   5     03-32100        NTELOS Communications Services Inc.
   6     03-32107        NTELOS Cornerstone Inc.
   7     03-32094        NTELOS Inc.
   8     03-32104        NTELOS Licenses Inc.
   9     03-32101        NTELOS NetAccess Inc.
  10     03-32103        NTELOS Network Inc.
  11     03-32097        NTELOS of Kentucky Inc.
  12     03-32096        NTELOS of Maryland Inc.
  13     03-32108        NTELOS PCS Inc.
  14     03-32098        NTELOS PCS North Inc.
  15     03-32102        NTELOS Telephone Inc.
  16     03-32095        NTELOS Wireless Inc.
  17     03-32119        R&B Cable, Inc.
  18     03-32106        R&B Communications, Inc.
  19     03-32114        R&B Network, Inc.
  20     03-32093        Richmond 20MHz, LLC
  21     03-32112        Roanoke & Botetourt Telephone Company
  22     03-32121        The Beeper Company
  23     03-32123        Virginia PCS Alliance, L.C.
  24     03-32109        Virginia RSA 6 Cellular Limited Partnership
  25     03-32131        Virginia Telecommunications Partnership
  26     03-32127        West Virginia PCS Alliance, L.C.

NTELOS Inc. (Debtor-In-Possession)
Condensed Consolidated Comparative Balance Sheets1
 (Amounts in thousands)



                                            March 3, 2003       March 31, 2003        June 30, 2003        July 31, 2003
                                          ----------------    ------------------    ------------------    ----------------
ASSETS

CURRENT ASSETS
  Cash and cash equivalents                      $ 17,215              $ 24,839              $ 26,421            $ 25,865
  Accounts receivable                              33,275                33,013                30,489              27,661
  Inventories and supplies                          2,161                 2,039                 2,816               2,575
  Other receivables and deposits                    4,928                 3,049                 3,861               4,279
  Prepaid expenses and other                        4,446                 6,404                 5,277               4,371

                                          ----------------    ------------------    ------------------    ----------------

                                                   62,025                69,344                68,864              64,751
                                          ----------------    ------------------    ------------------    ----------------

SECURITIES AND INVESTMENTS
  Restricted investments                            7,829                 7,829                 7,829               7,829
  Other securities and investments                    519                   533                   534                 488
                                          ----------------    ------------------    ------------------    ----------------

                                                    8,348                 8,362                 8,363               8,317
                                          ----------------    ------------------    ------------------    ----------------

PROPERTY AND EQUIPMENT
  In service                                      563,009               566,643               555,867             555,570
  Under construction                               17,201                16,828                19,188              18,792
                                          ----------------    ------------------    ------------------    ----------------
                                                  580,210               583,471               575,055             574,362

  Less:  Accumulated depreciation                 149,142               153,315               156,842             155,946
                                          ----------------    ------------------    ------------------    ----------------
                                                  431,068               430,156               418,213             418,416
                                          ----------------    ------------------    ------------------    ----------------


OTHER ASSETS
  Goodwill                                         86,016                86,016                86,016              86,016
  Other intangible assets                           1,810                 1,793                 1,415               1,397
  Radio spectrum licenses in service              107,234               107,234               107,234             107,234
  Other radio spectrum licenses                     2,485                 2,441                 2,310               2,266
  Radio spectrum licenses not in service            7,112                 7,107                 7,107               7,127
  Deferred charges                                 18,925                 4,917                 4,815               4,754
  Deferred income taxes                             7,772                 7,485                 7,370               7,370
                                          ----------------    ------------------    ------------------    ----------------
Other Assets                                      231,354               216,993               216,267             216,164
                                          ----------------    ------------------    ------------------    ----------------
  TOTAL ASSETS                                  $ 732,795             $ 724,855             $ 711,707           $ 707,648
                                          ================    ==================    ==================    ================

(1) The Debtor's ongoing balance sheet review and reconciliation procedures may reveal additional required balance sheet reclassifications.

NTELOS Inc. (Debtor-In-Possession)
Condensed Consolidated Comparative Balance Sheets1
(Amounts in thousands)


                                                         March 3, 2003       March 31, 2003      June 30, 2003      July 31, 2003
                                                        ---------------    -----------------    ---------------    ----------------

LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES
Liabilities Not Subject to Compromise:
   Long-term debt in default and scheduled maturities        $       -           $    2,371         $    2,371          $    2,371
  Accounts payable                                                   -                9,469             10,057               9,442
  Advance payments                                                   -                9,365             10,245              10,683
  Customer deposits                                                  -                2,015              2,057               2,011
  Accrued payroll                                                    -                1,620              3,305               3,388
  Accrued interest                                                   -                  459              1,587               1,404
  Deferred revenue                                                   -                1,106              1,146               1,964
  Current income tax payable                                         -                  106                115                 115
  Other accrued liabilities                                          -                1,877              5,865               6,369
                                                        ---------------    -----------------    ---------------    ----------------
Total Liabilities Not Subject to Compromise                          -               28,388             36,748              37,747

 Liabilities Subject to Compromise                           1,078,175              722,417            711,907             710,600
                                                        ---------------    -----------------    ---------------    ----------------
                                                             1,078,175              750,805            748,655             748,347
                                                        ---------------    -----------------    ---------------    ----------------

LONG-TERM LIABILITIES
Long-Term Liabilities Not Subject to Compromise
Long-term Debt                                                  11,958               11,958             11,790              10,826
Other Long-Term Liabilities:
   Retirement benefits                                               -                  287                602                 940
   Long-term deferred liabilities                                    -               21,473             21,214              21,129
                                                        ---------------    -----------------    ---------------    ----------------
                                                                11,958               33,718             33,606              32,895

Long-Term Liabilities Subject to Compromise                          -               40,916             41,272              41,146
                                                        ---------------    -----------------
                                                                11,958               74,634             74,878              74,041
                                                        ---------------    -----------------    ---------------    ----------------

MINORITY INTERESTS                                                 523                  503                508                 508


Redeemable Convertible Preferred Stock Subject
  to Compromise                                                      -              298,246            298,246             298,246

SHAREHOLDERS' DEFICIT
 Common Stock                                                  182,380              182,380            182,380             182,381
 Stock warrants                                                 22,874               22,874             22,874              22,874
 Accumulated deficit                                          (547,749)            (589,673)          (601,100)           (604,015)
 Accumulated other comprehensive loss                          (15,366)             (14,914)           (14,734)            (14,734)
                                                        ---------------    -----------------    ---------------    ----------------
                                                              (357,861)            (399,333)          (410,580)           (413,494)
                                                        ---------------    -----------------    ---------------    ----------------
TOTAL LIABILITIES AND
 SHAREHOLDERS' DEFICIT                                       $ 732,795            $ 724,855          $ 711,707           $ 707,648
                                                        ===============    =================    ===============    ================

(1) The Debtor's ongoing balance sheet review and reconciliation procedures may reveal additional required balance sheet reclassifications.

NTELOS Inc. (Debtor-In-Possession)
Income Statement by Month
2003
                                                                    May                    June                    July
                                                                  Actual                  Actual                  Actual
                                                        ------------------------------------------------------------------
GROSS OPERATING REVENUE
  WIRELINE COMMUNICATIONS                                      $ 8,553,274             $ 8,434,942            $ 8,094,259
  WIRELESS COMMUNICATIONS                                       16,310,521              13,271,146             13,554,789
  OTHER COMMUNICATION SERVICES                                     422,989                 410,414                429,915
                                                        ------------------------------------------------------------------
TOTAL GROSS OPERATING REVENUES                                  25,286,784              22,116,502             22,078,963 *

OPERATING EXPENSES
   Cost of Sales                                                 3,990,444               3,526,293              4,100,254
   Access                                                        1,857,919               1,644,990              1,706,641
   Advertising, Marketing and External Relations                   841,191                 933,215                854,081
   Retention                                                       729,679                 766,970                811,566
   Cell Site                                                     1,347,816               1,306,157              1,368,095
   Contracted Services                                             223,504                 255,003                175,618
   Directory                                                        74,974                  72,553                 79,865
   Intercompany Eliminations                                      (523,926)               (523,926)              (523,926)*
   Materials & supplies                                             26,482                 260,443                169,916
   Operating taxes                                                 487,039                 481,916                460,054
   Postage & Freight                                               176,804                 138,486                152,269
   Professional fees                                               282,365                 174,556                136,068
   Rent                                                            553,918                 455,230                492,197
   Repairs & Maintenance                                           353,065                 370,925                311,720
   Roamer Administration                                           119,741                 108,579                101,981
   Salaries, Wages & Benefits
   Salaries & Wages                                              3,706,489               3,810,584              3,549,007
   Capitalized Labor                                              (544,664)               (536,439)              (508,962)
   Benefits                                                      1,138,543                 918,641              1,106,039
   MIP                                                             361,766                 605,020                250,827
   Sal & Wages - I/C Svcs                                             (229)                   (638)                   (67)
   Selling expenses                                              1,138,675               1,315,826              1,213,740
   Telephone - Wireline & Wireless                                 207,710                 218,767                238,712
   Recruiting, Training and T&E                                     57,538                 106,411                 63,376
   Utilities                                                        86,213                 166,070                122,282
   Vehicle                                                          29,299                  63,818                 70,279
   Corporate and other                                             954,647               1,010,235              1,038,972
                                                        ------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                        17,677,002              17,649,685             17,540,604
                                                        ------------------------------------------------------------------

EBITDA Before Allocations                                        7,609,782               4,466,817              4,538,359

   Benefits Clearing                                                   944                    (213)                  (527)
   Allocation-Corporate                                             15,565                  15,026                 14,458
   Allocation-Customer Care                                              -                       -                      -
   Allocation-Other Corp Dept                                            -                       -                      -
   Allocation-Retail Store                                               -                       -                      -
   Wireline Allocations                                                  -                       -                      -
   Management Fees - Partners                                            -                       -                      -
                                                        ------------------------------------------------------------------
Total Allocations                                                   16,509                  14,813                 13,931

EBITDA Before Restructuring Charges                              7,593,273               4,452,004              4,524,428

Capital and operational restructuring charges                            -                       -                      -

EBITDA                                                           7,593,273               4,452,004              4,524,428

OTHER INCOME/EXPENSE
Equity earnings-investees                                                -                       -                      -
Equity earnings from VA PCS                                              -                       -                      -
Equity earnings from WV PCS                                              -                       -                      -
Depreciation & Amortization                                     (7,028,178)             (7,509,745)            (4,938,477)
Accretion Expense                                                  (63,859)                (52,250)               (49,980)
Dividend and Interest Income                                         2,812                   3,276                (82,633)
Reorganization items                                            (1,386,393)             (1,510,662)              (505,943)
Interest Expense                                                (2,348,032)             (2,031,628)            (1,899,391)
Capitalized interest                                               (48,285)                 99,153                      -
Gain/loss on investment                                            (70,794)                 48,207                 27,452
Gain on sale of business                                                 -                       -                      -
Other Income/(Expense)                                             (23,238)                (37,800)                 9,416
                                                        ------------------------------------------------------------------
TOTAL OTHER INCOME/(EXPENSE)                                   (10,965,967)            (10,991,449)            (7,439,556)

                                                        ------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS
BEFORE INC TAXES & MINORITY INTERESTS                           (3,372,694)             (6,539,445)            (2,915,128)

  Income Taxes                                                     109,000                       -                      -
  Minority Interests                                                     -                   5,208                      -
                                                        ------------------------------------------------------------------

INCOME FROM CONTINUING OPERATIONS                               (3,481,694)             (6,544,653)            (2,915,128)
                                                        ------------------------------------------------------------------

  Cumulative Effect of Accounting Change                                 -                       -                      -
                                                        ------------------------------------------------------------------
NET INCOME BEFORE PREFERRED DIVIDEND                            (3,481,694)             (6,544,653)            (2,915,128)
Redeemable preferred dividend                                            -                       -                      -
                                                        ------------------------------------------------------------------
NET INCOME AVAILABLE TO COMMON OWNERS                          $(3,481,694)            $(6,544,653)           $(2,915,128)
                                                        ==================================================================


*NOTE: Each month's revenues reflected in this statement have been reduced by I/C revenue eliminations of $.5 million. There is no EBITDA impact from these eliminations.

                                                  NTELOS Inc. and Subsidiaries
                                   AS REPORTED Consolidating Income Statement - Current Month
                                                         July 31, 2003


                                                Consolidated           Telephone(1)          Network(2)           CLEC(3)
                                           -----------------------------------------------------------------------------------

TOTAL GROSS OPERATING REVENUES                   22,078,963             4,365,335             738,601        2,063,102

OPERATING EXPENSES
    Cost of Sales                                 4,100,254                     -                   -                -
Access                                            1,706,641                90,963              25,484          760,218
Advertising, Marketing & External Relations         854,081                 2,033                 634            4,524
Retention                                           811,566                     -                   -                -
Cell Site                                         1,368,095                     -                   -                -
Contracted Services                                 175,618                35,475               4,040              920
Directory                                            79,865                79,763                   -              102
Intercompany Eliminations                          (523,926)                    -                   -                -
Materials & supplies                                169,916                15,370                 752            2,459
Operating taxes                                     460,054                62,359              14,045           33,465
Postage & Freight                                   152,269                 1,935                  28               30
Professional fees                                   136,068                18,530               1,175            6,513
Rent                                                492,197               103,106              28,876           19,430
Repairs & Maintenance                               311,720                40,312              45,887           (2,923)
Roamer Administration                               101,981                     -                   -                -
Salaries, Wages & Benefits                        4,396,911             1,218,959               8,560           90,906
Sal & Wages - I/C Svcs                                  (67)              (52,718)             29,909           36,413
Selling expenses                                  1,213,740                 5,668              10,232           30,182
Telephone - Wireline & Wireless                     238,712                30,663              12,923            2,491
Recruiting, Training and T&E                         63,376                17,681                 157            2,843
Utilities                                           122,282                41,204               1,908              141
Vehicle                                              70,279                25,242               1,940            1,816
Corporate and other                               1,038,972                17,094                 871           12,327
                                           -----------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                         17,540,604             1,753,639             187,421        1,001,857

Total Allocations                                    13,931              (270,973)            142,859          387,969

EBITDA before restructuring charges               4,524,428             2,882,669             408,321          673,276

Restructuring Charges                                     -                     -                   -                -

EBITDA - 2003                                     4,524,428             2,882,669             408,321          673,276

Depreciation & Amortization                      (4,938,477)             (666,332)           (269,900)        (251,113)
Accretion of Asset Retirement Obligation            (49,980)                    -                   -                -
Reorganization charges                             (505,943)                    -                   -                -
Interest Expense                                 (1,899,391)              (57,157)                (30)             (60)
Other Income/(Expense)                              (45,765)              297,490            (114,774)        (142,592)
                                           -----------------------------------------------------------------------------------
TOTAL OTHER INCOME/EXPENSE                       (7,439,556)             (425,999)           (384,704)        (393,765)

NET INCOME BEFORE INCOME TAXES &
MINORITY INTERESTS                               (2,915,128)            2,456,670              23,617          279,511

  Income Taxes                                            -                     -                   -                -
  Minority Interests                                      -                     -                   -                -
                                           -----------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS                (2,915,128)            2,456,670              23,617          279,511
                                           -----------------------------------------------------------------------------------
Cumulative Effect of an Accounting Change                 -                     -                   -                -
Redeemable Preferred Dividend                             -                     -                   -                -
                                           -----------------------------------------------------------------------------------
NET INCOME AVAILABLE TO COMMON OWNERS          $ (2,915,128)          $ 2,456,670            $ 23,617        $ 279,511
                                           ===================================================================================




                                               Internet(4)        Wrless PCS(5)        Other Wrls(6)         Paging(7)
                                           --------------------------------------------------------------------------------

TOTAL GROSS OPERATING REVENUES                1,459,082           13,564,558                    -             108,537

OPERATING EXPENSES
    Cost of Sales                                     -            4,100,254                    -                   -
Access                                          375,971              443,649                    -               9,356
Advertising, Marketing & External Relations      39,324              805,707                  247               1,044
Retention                                             -              790,003               21,563                   -
Cell Site                                             -            1,354,903                    -               7,753
Contracted Services                                   -               34,700               20,703                 127
Directory                                             -                    -                    -                   -
Intercompany Eliminations                             -                    -                    -                   -
Materials & supplies                              2,464               30,478               10,179                   -
Operating taxes                                  16,673              296,882                7,270               2,060
Postage & Freight                                    17               11,660               28,383                   -
Professional fees                                     -               12,198                    -                   -
Rent                                              4,385              226,014               48,259               1,926
Repairs & Maintenance                                 -              191,372               (1,824)                  -
Roamer Administration                                 -               88,588               13,393                   -
Salaries, Wages & Benefits                       44,970            1,015,756              912,155                   9
Sal & Wages - I/C Svcs                           (6,746)                 (40)                   -               2,297
Selling expenses                                 22,956            1,096,914               45,066                 122
Telephone - Wireline & Wireless                   1,708               58,703               22,237                 429
Recruiting, Training and T&E                        371               14,342               18,142                   -
Utilities                                         1,336               26,604               14,098                   -
Vehicle                                           1,439               28,098                1,499                   -
Corporate and other                               6,488              200,417               20,392                 552
                                            --------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                        511,356           10,827,202            1,181,762              25,675

Total Allocations                               337,450            2,674,809           (1,716,051)             36,561

EBITDA before restructuring charges             610,276               62,547              534,289              46,301

Restructuring Charges                                 -                    -                    -                   -

EBITDA - 2003                                   610,276               62,547              534,289              46,301

Depreciation & Amortization                    (242,941)          (3,360,610)             (39,619)             (3,301)
Accretion of Asset Retirement Obligation              -              (47,411)              (2,569)                  -
Reorganization charges                                -                    -                    -                   -
Interest Expense                                     (2)            (113,090)                   -                   -
Other Income/(Expense)                          (84,643)          (2,555,697)          (3,822,310)              2,414
                                            --------------------------------------------------------------------------------
TOTAL OTHER INCOME/EXPENSE                     (327,586)          (6,076,808)          (3,864,498)               (887)

NET INCOME BEFORE INCOME TAXES &
MINORITY INTERESTS                              282,690           (6,014,261)          (3,330,209)             45,414

  Income Taxes                                        -                    -                    -                   -
  Minority Interests                                  -                    -                    -                   -
                                            --------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS               282,690           (6,014,261)          (3,330,209)             45,414
                                            --------------------------------------------------------------------------------
Cumulative Effect of an Accounting Change             -                    -                    -                   -
Redeemable Preferred Dividend                         -                    -                    -                   -
                                            --------------------------------------------------------------------------------
NET INCOME AVAILABLE TO COMMON OWNERS         $ 282,690         $ (6,014,261)         $(3,330,209)           $ 45,414
                                            ================================================================================



                                               Other(8)        Holding Co(9)           Elim's(10)
                                           ------------------------------------------------------

TOTAL GROSS OPERATING REVENUES                 289,144                14,530            (523,926)

OPERATING EXPENSES
    Cost of Sales                                    -                     -                   -
Access                                           1,000                     -                   -
Advertising, Marketing & External Relatio          215                   353                   -
Retention                                            -                     -                   -
Cell Site                                        5,439                     -                   -
Contracted Services                              8,588                71,065                   -
Directory                                            -                     -                   -
Intercompany Eliminations                            -                     -            (523,926)
Materials & supplies                             3,762               104,452                   -
Operating taxes                                 12,760                14,540                   -
Postage & Freight                                  109               110,107                   -
Professional fees                                8,334                89,318                   -
Rent                                            22,710                37,491                   -
Repairs & Maintenance                           12,146                26,750                   -
Roamer Administration                                -                     -                   -
Salaries, Wages & Benefits                      73,226             1,032,370                   -
Sal & Wages - I/C Svcs                          (8,336)                 (846)                  -
Selling expenses                                 2,375                   225                   -
Telephone - Wireline & Wireless                  4,199               105,359                   -
Recruiting, Training and T&E                         2                 9,838                   -
Utilities                                        8,652                28,339                   -
Vehicle                                          6,265                 3,980                   -
Corporate and other                             16,114               764,717                   -
                                           ------------------------------------------------------
TOTAL OPERATING EXPENSES                       177,560             2,398,058            (523,926)

Total Allocations                               66,889            (1,645,582)                  -

EBITDA before restructuring charges             44,695              (737,946)                  -

Restructuring Charges                                -                     -                   -

EBITDA - 2003                                   44,695              (737,946)                  -

Depreciation & Amortization                    (80,471)              (24,190)                  -
Accretion of Asset Retirement Obligation             -                     -                   -
Reorganization charges                               -              (505,943)                  -
Interest Expense                                  (164)           (1,728,888)                  -
Other Income/(Expense)                         (78,077)            6,452,424                   -
                                           ------------------------------------------------------
TOTAL OTHER INCOME/EXPENSE                    (158,712)            4,193,403                   -

NET INCOME BEFORE INCOME TAXES &
MINORITY INTERESTS                            (114,017)            3,455,457                   -

  Income Taxes                                       -                     -                   -
  Minority Interests                                 -                     -                   -
                                           ------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS             (114,017)            3,455,457                   -
                                           ------------------------------------------------------
Cumulative Effect of an Accounting Change            -                     -                   -
Redeemable Preferred Dividend                        -                     -                   -
                                           ------------------------------------------------------
NET INCOME AVAILABLE TO COMMON OWNERS       $ (114,017)          $ 3,455,457                 $ -
                                           ======================================================



(1) The debtors included in this segment are: NTELOS Telephone Inc. and Roanoke & Botetourt Telephone Company.

(2) The debtors included in this segment are: R&B Network, Inc., NTELOS Network Inc. (VA Network operations), NTELOS Wireless Inc. (WV Network operations owned by NTELOS Wireless Inc.), Virginia Telecommunications Partnership, & VITAL.

(3) The debtors included in this segment are: R&B Network, Inc.(R&B CLEC operations), NA Communications, Inc., NTELOS Network Inc. (VA CLEC operations), & NTELOS Wireless Inc. (WV CLEC operations which are actually owned by NTELOS Wireless Inc.).

(4) The debtors included in this segment are: R&B Communications, Inc. (R&B ISP operations), NTELOS Network Inc.(VA ISP operations), NTELOS Cornerstone Inc., & NTELOS Wireless Inc. (WV ISP operations which are actually owned by NTELOS Wireless Inc.).

(5) The debtors included in this segment are: Richmond 20MHz, LLC, VA RSA 6 Cellular Limited P'ship, Virginia PCS Alliance, L.C., West Virginia PCS Alliance, L.C., & NTELOS PCS North Inc.

(6) The debtors included in this segment are: NTELOS Wireless Inc. (represents books of Wireless corporate/shared functions).

(7) The debtors included in this segment are: NTELOS Wireless Inc. (represents the primary paging market operations) & The Beeper Company.

(8) The debtors included in this segment are: NTELOS Communications Services Inc., NTELOS Cable of Virginia Inc., NTELOS Cable Inc., & R&B Cable, Inc.

(9)  The debtors included in this segment are: NTELOS Inc., & R&B
     Communications, Inc. (R&B Holding Company operations).

(10) This segment contains intercompany eliminations only.

NTELOS Inc. (Debtor-in-possession)

Cash Flow Exhibit

Amounts in 000's

                                                                May 1-31, 2003      June 1-30,2003     July 1-31, 2003
                                                            -----------------------------------------------------------
OPERATIVE INFLOWS

      Horizon                                                           $3,000              $3,172              $3,153
      AT&T                                                                 455                 602                 457
      Customer Receipts                                                 24,408              22,069              24,714
                                                            -----------------------------------------------------------
      TOTAL INFLOWS                                                     27,863              25,843              28,325
                                                            -----------------------------------------------------------

OPERATIVE OUTFLOWS

      Cost of Sales-Handsets                                            (3,119)             (3,319)             (4,264)
      Advertising & Marketing                                             (885)               (837)               (879)
      Rent/Cell Site                                                    (1,471)             (1,737)             (1,376)
      Salaries & Benefits                                               (5,294)             (5,792)             (5,080)
      Operating Taxes                                                   (2,106)             (1,852)             (1,407)
      Other Expenses                                                    (5,858)             (6,073)             (7,673)
                                                            -----------------------------------------------------------
      TOTAL OUTFLOWS                                                   (18,732)            (19,611)            (20,679)
                                                            -----------------------------------------------------------

FINANCIAL & ADVISOR EXPENSES

      Interest LTD                                                      (1,884)             (1,857)             (1,706)
      JLL                                                                    0                   0                (450)
      FCC                                                                    0                   0              (1,198)
      RUS/RTB                                                                0                (323)                (83)
      Debt Fees                                                            (27)                (15)                  0
      Senior Credit Facility                                                 0                (250)                  0
      Advisor & Bank Fees                                                 (559)             (1,161)               (709)
                                                            -----------------------------------------------------------
      TOTAL FINANCIAL & ADVISOR EXPENSES                                (2,470)             (3,606)             (4,146)
                                                            -----------------------------------------------------------

OPERATING CASH FLOW BEFORE CAP EX                                        6,660               2,626               3,499

TOTAL CAP EX                                                            (3,551)             (5,633)             (3,845)
                                                            -----------------------------------------------------------

OPERATING CASH FLOW                                                      3,109              (3,007)               (346)

INITIAL CASH BALANCE                                                    25,538              28,647              25,640
                                                            -----------------------------------------------------------
ENDING CASH BALANCE                                                     28,647              25,640              25,295
      Deposits in transit & other reconciling items                      1,377                 781                 570
                                                            -----------------------------------------------------------
      Balance per Financial Statements                                 $30,024             $26,421             $25,865
                                                            ===========================================================

-------------------------------------------
CASE NAME: NTELOS Inc. et al.                                    ACCRUAL BASIS-4
-------------------------------------------
CASE NUMBER: 03-32094-DOT                                              31-Jul-03
-------------------------------------------




-----------------------------------------------------------------------------------------------------------------------
                                                                               5/31/2003      6/30/2003      7/31/2003
                                                   SCHEDULE           -------------------------------------------------
ACCOUNTS  RECEIVABLE  AGING                         AMOUNT
-----------------------------------------------------------------------------------------------------------------------
1.        0-30                                                              $ 21,640,621   $ 21,927,182   $ 22,455,402
-----------------------------------------------------------------------------------------------------------------------
2.        31-60                                                               10,299,284     10,746,153     10,772,406
-----------------------------------------------------------------------------------------------------------------------
3.        61-90                                                                2,244,668      2,593,150      2,410,132
-----------------------------------------------------------------------------------------------------------------------
4.        91+                                                                 21,335,833     17,297,852     18,338,761
-----------------------------------------------------------------------------------------------------------------------
5.        TOTAL  ACCOUNTS  RECEIVABLE            33,190,045                   55,520,407     52,564,338     53,976,701
-----------------------------------------------------------------------------------------------------------------------
6.        AMOUNT  CONSIDERED  UNCOLLECTIBLE                                   22,321,530     22,075,415     26,316,103
-----------------------------------------------------------------------------------------------------------------------
7.        ACCOUNTS  RECEIVABLE  (NET)          $ 33,190,045                 $ 33,198,877   $ 30,488,924   $ 27,660,598
-----------------------------------------------------------------------------------------------------------------------

NTELOS Inc.
Cautionary Statement

The Company cautions readers not to place undue reliance upon the information contained herein. The Monthly Operating Report ("Operating Report") contains unaudited information, and is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Report is complete. The Operating Report also contains information for a period which is shorter than those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). The information contained in the Operating Report might not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements. Results set forth in the Operating Report should not be viewed as indicative of future results.

Moreover, the Operating Report and other communications from the Company may include forward-looking statements subject to various assumptions regarding the Company's operating performance that may not be realized and are subject to significant business, economic and competitive uncertainties and contingencies, including those described in this report, many of which are beyond the Company's control. Consequently, such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods or the periods covered in the Company's reports pursuant to the Exchange Act. Actual results for such periods may differ materially from the information contained in the Operating Report and the Company undertakes no obligation to update or revise the Operating Report.

The Operating Report, as well as other statements made by representatives of the Company, may contain "forward-looking statements" concerning the Company's future expectations, financial and operating projections, plans, strategies and the trading market for its securities. Forward-looking statements made by the Company are based on a number of assumptions, estimates and projections. These statements are not guarantees of future performance and involve risks and uncertainties, including those relating to (i) the impact of the bankruptcy filing on the Company's business, (ii) the interest of market makers and others in maintaining an active market for the Company's securities, (iii) the Company's ability to operate under debtor-in-possession financing, (iv) the Company's ability to consummate a plan of reorganization, (v) the Company's ability to maintain vendor, lessor and customer relationships while in bankruptcy, (vi) the additional expenses associated with bankruptcy as well as the possibility of unanticipated expenses, and (vii) market conditions and competition in the communications industry generally and those set forth in documents filed by the Company with the Securities and Exchange Commission, and any significant deviations from these assumptions could cause actual results, performance or achievements of the Company to differ materially from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to revise or update such forward-looking statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.


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